CONSOLIDATED BALANCE SHEETS (Parentheticals) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Allowance for doubtful accounts (in Dollars)	$ 22,200	$ 22,200	$ 27,777
Common stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	40,000,000	40,000,000	40,000,000
Common stock, shares issued	18,817,406	18,817,406	18,817,406
Common stock, shares outstanding	17,324,439	17,324,439	17,959,114
Treasury stock, shares	1,492,967	1,492,967	858,292